Exhibit 4.5

   GTI NUMBER                                                  SHARES

                               [GRAFTECH LOGO]


       COMMON STOCK                                 CUSIP 384313 10 2
                                                    SEE REVERSE SIDE FOR CERTAIN
    THIS CERTIFICATE IS                             DEFINITIONS
 TRANSFERABLE IN CHICAGO,
    IL OR NEW YORK,NY



                           GRAFTECH INTERNATIONAL LTD.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



Is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE ONE CENT ($.01) PER SHARE, OF

GrafTech International Ltd. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:



                      Secretary                                        President


COUNTERSIGNED AND REGISTERED:
          COMPUTERSHARE INVESTOR SERVICES, LLC
                         TRANSFER AGENT AND REGISTRAR

BY


                                  AUTHORIZED SIGNATURE

                           GRAFTECH INTERNATIONAL LTD.

             THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS, OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM    -as tenants in common              UNIF GIFT MIN ACT -    ...............Custodian...........
    TEN ENT    -as tenants by the entireties                                  (Cust)              (Minor)
    JT TEN     -as joint tenants with right of
                of survivorship and not as                              under Uniform Gifts to Minors Act
                tenants in common                                       ...................................
                                                                                     (State)


     Additional abbreviations may also be used though not in the above list.

 For value received, .................................hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 /__________/...................................................................

 ...............................................................................
Please print or typewrite name and address including postal zip code of assignee

.................................................................................

.................................................................................

...........................................................................shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.........................................................................
Attorney to transfer such shares on the books of the within-named Corporation with full power of substitution in the premises

Dated............................

                                           Signature Guaranteed:

                                           ....................................
                                              NOTICE:  The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           Certificate, in every particular,
                                           without alteration or enlargement, or
                                           any change whatever.

             This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between GrafTech International Ltd. (the "Company") and the Computershare Investor Services, LLC, as Rights Agent, dated as of August 7, 1998 (as amended from time to time, the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, under certain circumstances, Rights issued to any Person who becomes an Acquiring Person (as defined in the Agreement) shall become null and void and will not be transferable.